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                                                                   Exhibit 10.8

                                   $75,000,000

                        SPANISH BROADCASTING SYSTEM, INC.

       10 3/4% SERIES A CUMULATIVE EXCHANGEABLE REDEEMABLE PREFERRED STOCK

                               PURCHASE AGREEMENT

        October 15, 2003

LEHMAN BROTHERS INC.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
DEUTSCHE BANK SECURITIES INC.
    As the Initial Purchasers,
        c/o Lehman Brothers, Inc.
        745 Seventh Avenue
        New York, New York 10019

Dear Sirs:

         Spanish Broadcasting System Inc., a Delaware corporation (the "Company"), proposes, upon the terms and conditions set forth herein, to issue and sell to you, as the initial purchasers (the "Initial Purchasers"), 75,000 shares of its 10 3/4% Series A Cumulative Exchangeable Redeemable Preferred Stock, par value $.01 per share, liquidation preference $1,000 per share (the "Series A Preferred Stock"). The rights and preferences of the Series A Preferred Stock will be established by or pursuant to a certificate of designations (the "Certificate of Designations") to be filed by the Company with the Secretary of State of the State of Delaware on or prior to the Closing Date (as defined herein). Under certain circumstances set forth in the Certificate of Designations, the Series A Preferred Stock may be exchanged for the Company's 10 3/4% Subordinated Exchange Notes due 2013 (the "Exchange Notes"). The Company's obligations under the Exchange Notes, including the due and punctual payment of interest on the Exchange Notes will be unconditionally guaranteed (the "Subsidiary Guarantees") by certain of the Company's subsidiaries (the "Subsidiary Guarantors") specified in the indenture pursuant to which the Exchange Notes will be issued (the "Exchange Notes Indenture"). As used herein, the term "Exchange Notes" shall include the Subsidiary Guarantees, unless the context otherwise requires. The Series A Preferred Stock and the Exchange Notes will (i) have terms and provisions which are summarized in the Offering Memorandum dated as of the date hereof and (ii) be issued pursuant to the Certificate of Designations or the Exchange Notes Indenture, as the case may be. This is to confirm the agreement concerning the purchase of the Series A Preferred Stock from the Company by the Initial Purchasers.

         1. Offering Memorandum. The Series A Preferred Stock will be offered and sold to the Initial Purchasers without registration under the Securities Act of 1933, as amended (the "Act") and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, in reliance on an exemption pursuant to Section 4(2) under the Act. The Company and the Subsidiary Guarantors have prepared an offering memorandum, dated as of the date hereof (the "Offering Memorandum"), setting forth information regarding the Company, the Subsidiary Guarantors, the Series A Preferred Stock, the Registered Preferred Stock (as defined herein) and the Exchange Notes. Any reference to the Offering Memorandum means, with respect to any date or time

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referred to in this Agreement, the most recent Offering Memorandum, as it may be amended or supplemented, including exhibits thereto and any documents incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Memorandum. The Company and the Subsidiary Guarantors hereby confirm that they have authorized the use of the Offering Memorandum in connection with the offering and resale of the Series A Preferred Stock by the Initial Purchasers.

         It is understood and acknowledged that upon original issuance thereof, and until such time as the same is no longer required under the applicable requirements of the Act, the Series A Preferred Stock (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

                  "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN
                  REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF
                  1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED,
                  SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT
                  (A)(1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH RULE 903 OR RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (4) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (5) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (BASED UPON AN OPINION OF COUNSEL IF THE COMPANY SO REQUESTS) OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND
                  (B) IN ACCORDANCE WITH ALL APPLICABLE BLUE SKY LAWS OF THE STATES OF THE UNITED STATES, AND THE HOLDER OF THIS SERIES A PREFERRED STOCK AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SERIES A PREFERRED STOCK OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND."

         You have advised the Company that you will make offers (the "Exempt Resales") of the Series A Preferred Stock purchased by you hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons (each, a "144A Purchaser") whom you reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBs"), and (ii) outside the United States to certain persons in offshore transactions in reliance on Regulation S under the Act (the purchasers specified in clauses
(i) and (ii) being referred to herein as the "Eligible Purchasers").

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         Holders (including subsequent transferees) of the Series A Preferred
Stock will have the registration rights set forth in the registration rights agreement (the "Registration Rights Agreement"), to be dated the Closing Date (as defined below), in a form reasonably acceptable to the Company and the Initial Purchasers and in conformity with the description of registration rights in the Offering Memorandum under the heading "Description of Series A Preferred Stock and Exchange Notes" -- "Registration Rights; Additional Dividends," for so long as such Series A Preferred Stock constitute "Transfer Restricted Securities" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Commission under the circumstances set forth therein, a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's Series A Preferred Stock (the "Registered Series A Preferred Stock") to be offered in exchange for the Series A Preferred Stock.

         2. Representations, Warranties and Agreements of the Company and the Subsidiary Guarantors. The Company and each of the Subsidiary Guarantors represent, warrant and agree that:

                  (a) Assuming (i) that your representations and warranties in Section 3 are true, (ii) compliance by you with your covenants set forth in
Section 5 and (iii) that each of the Eligible Purchasers is a QIB, an Accredited Institution or a person who acquires the Series A Preferred Stock in an "offshore transaction" and is not a "U.S. Person" (within the meaning of Regulation S under the Act), the purchase and resale of the Series A Preferred Stock pursuant hereto (including pursuant to the Exempt Resales) is exempt from the registration requirements of the Act. No form of general solicitation or general advertising was used by the Company or any of its representatives (other than you, as to whom the Company makes no representation) in connection with the offer and sale of the Series A Preferred Stock, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Series A Preferred Stock have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (b) The Company is not required to deliver the information specified in Rule 144A(d)(4) in connection with the Exempt Resales.

                  (c) The Offering Memorandum with respect to the Series A Preferred Stock has been prepared by the Company and the Subsidiary Guarantors for use by the Initial Purchasers in connection with the Exempt Resales. No order or decree preventing the use of the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company and the Subsidiary Guarantors, is contemplated.

                  (d) The Offering Memorandum, as of its date and the Closing Date, did not or will not at any time contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation and warranty is made as to information contained in or omitted from the Offering Memorandum made in reliance upon and in conformity with written information relating to the Initial Purchasers furnished to the Company in writing by or on behalf of the Initial Purchasers expressly for inclusion therein.

                  (e) The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (after giving

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effect to any amendments thereof) complied and will comply in all material respects with the requirements of the Securities Exchange Act of 1934, as amended the ("Exchange Act") and the rules and regulations thereunder, and when read together with the other information in the Offering Memorandum, at the date of the Offering Memorandum and at the Closing Date did not and will not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (f) The Company believes that the market-related and other statistical data and estimates included in the Offering Memorandum and the Company's filings under the Exchange Act incorporated by reference into the Offering Memorandum are accurate in all material respects and are based on or derived from reliable sources.

                  (g) The Company and each of its subsidiaries (as defined in Section 15 of this Agreement) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the general affairs, management, consolidated financial position, stockholders' equity or results of operation of the Company and its subsidiaries taken as whole (a "Material Adverse Effect"). The Company and its subsidiaries have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company other than the subsidiaries listed on Exhibit A hereto is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations ("Significant Subsidiary").

                  (h) The Company has an authorized capitalization as set forth in or incorporated by reference in the Offering Memorandum, and on June 30, 2003 after giving pro forma effect to the issuance and sale of the Series A Preferred Stock and the other transactions described therein, the Company would have had an authorized and outstanding capitalization as set forth in the Offering Memorandum, subject to the notes and assumptions included therein. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained or incorporated by reference in the Offering Memorandum; and all of the issued shares of capital stock of each subsidiary (other than JuJu Media, Inc.) of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, or its subsidiaries free and clear of all liens, encumbrances, equities or claims and none of such shares of the Company's or its subsidiaries' capital stock was issued in violation of preemptive or other similar rights arising by operation of law, under the charter and by-laws of the Company or under any agreement to which the Company or any subsidiary is a party or otherwise.

                  (i) Except for the warrants issued in connection with the asset purchase agreement, as amended, with the International Church of the FourSquare Gospel as described in the Offering Memorandum (the "Church Warrants"), there are not currently any outstanding subscriptions, rights, warrants, calls, commitments of sale or options to acquire, or instruments convertible or exchangeable or capital stock or other equity interests of the Company or any of its subsidiaries.

                  (j) This Agreement has been duly authorized, executed and delivered by the Company and the Significant Subsidiaries, and each of the other documents relating to this Agreement to which the Company or any of its subsidiaries is a party has been duly authorized, executed and delivered by the Company and each such subsidiary as the case may be.

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                  (k)      The Certificate of Designations will be duly
authorized by all necessary corporate and stockholder action prior to the Closing Date, and on or prior to the Closing Date will have been duly executed by the Company and filed with the Secretary of State of the State of Delaware (the Delaware Secretary of State").

                  (l) The shares of Series A Preferred Stock have been duly and validly authorized by the Company and, when issued and delivered by the Company in accordance with the provisions of the Certificate of Designations pursuant to this Agreement against payment of the consideration set forth herein will be validly issued and fully paid and non-assessable; the terms of the Series A Preferred Stock conform to all statements relating thereto contained in the Offering Memorandum and such description will conform to the rights set forth in the Certificate of Designations; no holder of the Series A Preferred Stock will be subject to personal liability by reason of being such a holder; and the issuance of the Series A Preferred Stock is not subject to preemptive or other similar rights arising by operation of law, under the charter and bylaws of the Company, or under any agreement to which the Company is a party.

                  (m) The Registered Preferred Stock has been duly and validly authorized by the Company and, when issued and delivered by the Company in accordance with the provisions of the Certificate of Designations will be validly issued and fully paid and non-assessable; the terms of the Registered Preferred Stock conform to all statements relating thereto contained in the Offering Memorandum and such description will conform to the rights set forth in the Certificate of Designations; no holder of the Registered Preferred Stock will be subject to personal liability by reason of being such a holder; and the issuance of the Registered Preferred Stock is not subject to preemptive or other similar rights arising by operation of law, under the charter and bylaws of the Company, or under any agreement to which the Company is a party.

                  (n) The Exchange Notes Indenture has been duly authorized by the Company and the Subsidiary Guarantors and, if and when executed and delivered by the Company and the Subsidiary Warrantors, will be a valid and legally binding agreement of the Company and the Subsidiary Guarantors, enforceable against them in accordance with their respective terms except as
(i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. The Exchange Notes Indenture conforms to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (o) The Exchange Notes and the Subsidiary Guarantees have been duly and validly authorized by the Company and the Subsidiary Guarantors and, if and when executed, authenticated and issued in accordance with the provisions of the Exchange Notes Indenture, will be in the form contemplated by and will be entitled to the benefits of the Exchange Notes Indenture and will be validly issued and free and clear of all liens and restrictions on transfer (other than restrictions on transfer contemplated hereby and in the Offering Memorandum) and will constitute valid and legally binding obligations of the Company and the Subsidiary Guarantors, enforceable against them in accordance with their respective terms except as (i) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (p) When the shares of Series A Preferred Stock are issued and delivered pursuant to this Agreement, such shares of Series A Preferred Stock will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system.

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                  (q)      The execution, delivery and performance by the
Company and the Subsidiary Guarantors of this Agreement, the Certificate of Designations, the Registration Rights Agreement, the Exchange Notes Indenture (if and when executed), the Exchange Notes (if issued) and the Subsidiary Guarantees and the consummation of the transactions contemplated hereby, thereby and in the Offering Memorandum (including the issuance and sale of the Series A Preferred Stock and the use of proceeds from the sale of the Series A Preferred Stock as described under the caption "Use of Proceeds") and the Exchange Offer Registration Statement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement, license or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such defaults which, individually or in the aggregate, would not result in a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter, certificate of incorporation, certificate of designation, by-laws or similar governing document of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the filing of the Certificate of Designations with the Delaware Secretary of State and except for the registration of the Registered Preferred Stock under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Series A Preferred Stock by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, the Certificate of Designations, the Registration Rights Agreement, the Exchange Notes Indenture (if and when executed), the Exchange Notes (if issued) and the Subsidiary Guarantees and the consummation of the transactions contemplated hereby or thereby, including the issuance, sale and delivery of the Series A Preferred Stock to be issued, sold and delivered by the Company hereunder and the issuance of the Registered Preferred Stock pursuant to the Exchange Offer.

                  (r) The Company has all requisite corporate power and authority to enter into the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company in accordance with the terms hereof, will be validly executed and delivered and (assuming the due execution and delivery thereof by you) will be the legally valid and binding obligation of the Company in accordance with the terms hereof, enforceable against the Company in accordance with its terms, except as (i) enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally,
(ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability, and (iii) as to rights of indemnification and contribution, by principles of public policy.

                  (s) Except as to the shares of the Company's common stock issuable upon exercise of the Church Warrants, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                  (t) Except as described (including by incorporation by reference) in the Offering Memorandum, the Company has not sold or issued any securities, or securities that are convertible into other securities, with terms that are substantially similar to the Series A Preferred Stock during the six-

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month period preceding the date of the Offering Memorandum, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Act.

                  (u) The Company has not taken and will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Series A Preferred Stock to facilitate the sale or resale of the Series A Preferred Stock.

                  (v) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum that would result in a Material Adverse Effect; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum.

                  (w) The financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Offering Memorandum present fairly, in all material respects, the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved ("GAAP"). The other financial data or information included or incorporated by reference in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements included or incorporated by reference in the Offering Memorandum. The other financial data or information included or incorporated by reference in the Offering Memorandum complies with the requirements of Regulation G of the Commission.

                  (x) No default or event of default with respect to any Indebtedness (as such term is defined in the Offering Memorandum under "Description of Series A Preferred Stock and Exchange Notes") exists or will exist as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby and each of the Company and its subsidiaries has duly performed or observed all material obligations, agreements, covenants or conditions contained in any contract, indenture, mortgage, agreement or instrument relating to any Indebtedness, including without limitation the indenture relating to the Company's 9 5/8% existing senior subordinated notes due 2009.

                  (y) None of the Company or its subsidiaries, or any agent acting on their behalf, has taken or will take any action that might cause this Agreement or the sale of the Series A Preferred Stock to violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

                  (z) The Series A Preferred Stock, the Registered Series A Preferred Stock, the Certificate of Designations, the Exchange Notes and the Exchange Notes Indenture conform, in all material respects, to the descriptions thereof in the Offering Memorandum.

                  (aa) Immediately after the consummation of the transactions contemplated by this Agreement, and the transactions described in the Offering Memorandum under "Description of

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Business--Recent Developments," the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; the Company is not, nor will the Company be, after giving effect to the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby and the transactions described in the Offering Memorandum, (i) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted, (ii) unable to pay its debts (contingent and otherwise) as they mature or (iii) otherwise insolvent.

                  (bb) To the best knowledge of the Company, KPMG LLP, who have certified certain financial statements of the Company, whose report is incorporated by reference in the Offering Memorandum and who has delivered the initial letter referred to in Section 7(e) hereof, are independent public accountants as required by the Act and the Rules and Regulations.

                  (cc) The Company and each of its subsidiaries have good and marketable title to all real property and good and valid title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except such as are described (including by incorporation by reference) in the Offering Memorandum or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all assets held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                  (dd) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as are reasonably adequate for the conduct of their respective businesses and the value of their respective properties and as are customary for companies of similar size, engaged in similar businesses in similar industries.

                  (ee) The Company and each of its subsidiaries own, license or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim or conflict with, any such rights of others, except as disclosed in the Offering Memorandum or where the failure to so own, license or possess such rights would not, individually or in the aggregate, have a Material Adverse Effect.

                  (ff) There are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (gg) The Company has filed all forms, reports and documents required to be filed by it with the Commission since June 8, 2001 (collectively, as amended, the "Company's SEC Reports"). The Company's SEC Reports have complied in all material respects with all applicable requirements of the Securities Act and the Exchange Act, including without limitation the applicable requirements of Rule 3-05 and Article 11 of Regulation S-X. As of their respective dates, none of the Company's SEC Reports, including any financial statements or schedules included or incorporated by reference herein, contained any untrue statements of a material fact or omitted to state a material fact required to be stated or incorporated

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by reference therein or necessary in order to make the statement therein, in light of the circumstances under which they were made, not misleading.

                  (hh) There are no contracts, arrangements or other documents which are required to be described in or filed as exhibits to the Company's SEC Reports which have not been described or filed.

                  (ii) No relationship, direct or indirect, exists between or among the Company on the one hand, and any of its former or present directors, officers, stockholders, customers or suppliers on the other hand, which is required to be described in the Company's SEC Reports which is not so described. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or its subsidiaries or any of their respective family members, except as described in the Company's SEC Reports. Neither the Company nor any of its subsidiaries has, in violation of the Sarbanes-Oxley Act of 2002, directly or indirectly, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company or any of its subsidiaries.

                  (jj) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent, which might be expected to have a Material Adverse Effect.

                  (kk) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that relate to any employee benefit plans (within the meaning of Section 3(3) of ERISA) presently maintained by the Company; no "reportable event" (as defined in Section 4043 of ERISA) has occurred with respect to any "defined benefit plan" (as defined in Section 3(35) of ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to the termination of any defined benefit plan or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended (the "Code"); and each defined benefit plan which the Company maintains that is intended to be qualified under Section 401(a) of the Code is so qualified and, to the Company's knowledge, nothing has occurred which would cause the loss of such qualification.

                  (ll) The Company has filed all material federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon, except where failure to so file or pay would not have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a Material Adverse Effect. There are no tax audits presently being conducted which, if determined adversely to the Company or any of its subsidiaries, could have a Material Adverse Effect.

                  (mm) Since June 30, 2002 through the date hereof, and except as may otherwise be disclosed (including by incorporation by reference) in the Offering Memorandum, none of the Company nor any of its subsidiaries has
(i) issued or granted any securities (other than the warrants of the Company issued to the International Church of the FourSquare Gospel on September 30,
2003), (ii) incurred any material liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business, or (iv) declared or paid any dividend on its capital stock.

                  (nn) The Company (i) makes and keeps accurate books and records, and (ii) maintain internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements in conformity with GAAP and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's general or specific authorization and
(D) the reported accountability for its assets is compared with existing assets at reasonable intervals. Based on an evaluation of its disclosure controls and procedures, the Company is not aware of (i) any significant deficiency in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data or any material weakness in internal controls; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  (oo)     Neither the Company nor any of its subsidiaries
(i) is in violation of its charter, certificate of incorporation, certificate of designation, by-laws or similar governing document, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or
(iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject.

                  (pp) Each of the radio stations owned, operated, programmed, or to which sales and marketing services are provided, by the Company and its subsidiaries is validly licensed by the Federal Communications Commission (the "FCC") and no administrative or judicial proceedings are pending before or, to the knowledge of the Company or its subsidiaries, threatened by the FCC with respect to such licenses; the Company and its subsidiaries possess adequate certificates, authorizations, consents, contract rights, orders, approvals, licenses or permits which are in full force and effect issued by all appropriate governmental agencies or bodies necessary to the ownership of their respective properties and the conduct of the businesses now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, consent, order, approval, license or permit and the Company and its subsidiaries are in compliance in all material respects with the Communications Act of 1934, as amended, and the rules, regulations and policies of the FCC.

                  (qq) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (rr) Except as described in the Offering Memorandum, there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; except as described in the Offering Memorandum, there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (ss) Neither the Company nor any subsidiary is, or, as of the Closing Date after giving effect to the application of the net proceeds as described in the Offering Memorandum, will be, an "investment company" as defined in the Investment Company Act of 1940, as amended.

                  (tt) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba, codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder or is exempt therefrom.

                  (uu) The Company has no reason to believe that, after giving effect to the completion of its pending acquisition of radio station KXOL-FM, its pending sale of its radio stations KLEY-FM, KSAH-AM and KPTI-FM, the new senior secured credit facilities, all as described in the Offering Memorandum, under "Description of Business -- Recent Developments," any of the representations and warranties contained in this Section 2 would not be true and correct.

                  (vv) Each of (i) the asset purchase agreement dated November 2, 2000 and as amended on March 13, 2002 and February 8, 2002 between the Company and the International Church of the FourSquare Gospel relating to the acquisition of radio station KXOL-FM, (ii) the asset purchase agreement dated September 18, 2003 between the Company and Border Media Partners LLC relating to the Company's sale of assets of its radio stations KLEY-FM and KSAH-AM, (iii) the asset purchase agreement dated October 2, 2003 between the Company and 3 Point Media - San Francisco, LLC relating to the Company's sale of assets of its radio station KPTI-FM, and (iv) the commitment letter dated October 8, 2003 among the Company and the other parties thereto relating to the senior secured credit facilities (each being a "Transaction Agreement") has not been amended or modified since its date, is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of the Company and, to the Company's knowledge, of each other party thereto, and neither the Company nor, to the Company's knowledge, any other party to such Transaction Agreement is in violation or breach of or default thereunder (or with notice or lapse of time or both, would constitute such a violation, breach or default). To the Company's knowledge, there is no condition to the completion of the transactions contemplated by the Transaction Agreements that is required under such Transaction Agreement to be satisfied at or prior to closing and which cannot or will not be satisfied.

         3. Purchase of the Series A Preferred Stock by the Initial Purchasers; Agreements to Sell, Purchase and Resell.

                  (a) The Company hereby agrees, on the basis of the representations, warranties and agreements of the Initial Purchasers contained herein and subject to all the terms and conditions set forth herein, to issue and sell to the Initial Purchasers and, upon the basis of the representations, warranties and agreements of the Company and the Subsidiary Guarantors herein contained and subject to all the terms and conditions set forth herein, the Initial Purchasers, severally and not jointly, agree to purchase from the Company, at the purchase price set forth in Schedule I hereto, the number of shares of Series A Preferred Stock set forth opposite the respective names of the Initial Purchasers in Schedule I hereto. The Company shall not be obligated to deliver any of the securities to be delivered hereunder except upon payment for all of the securities to be purchased as provided herein.

                  (b) Each Initial Purchaser hereby represents and warrants to the Company that it will offer the Series A Preferred Stock for sale upon the terms and conditions set forth in this Agreement and in the Offering Memorandum. Each Initial Purchaser hereby represents and warrants to, and agrees with, the Company that such Initial Purchaser (i) is a QIB with such knowledge and experience in financial and business matters as are necessary in order to evaluate the merits and risks of an investment in the Series A Preferred Stock;
(ii) is purchasing the Series A Preferred Stock pursuant to a private sale exempt from registration under the Act; (iii) in connection with the Exempt Resales, will solicit offers to buy the Series A Preferred Stock only from, and will offer to sell the Series A Preferred Stock only to, the Eligible Purchasers in accordance with this Agreement and on the terms contemplated by the Offering Memorandum; and (iv) will not offer or sell the Series A Preferred Stock, nor has it offered or sold the Series A Preferred Stock by, or otherwise engaged in, any form of general solicitation or general advertising (within the meaning of Regulation D; including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) in connection with the offering of the Series A Preferred Stock. Such price may be changed by the Initial Purchasers at any time thereafter without notice.

                  (c) The Initial Purchasers understand that the Company and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 7(c) and 7(d) hereof, counsel to the Company and counsel to the Initial Purchasers, will rely upon the accuracy and truth of the foregoing representations, warranties and agreements and the Initial Purchasers hereby consent to such reliance.

         4. Delivery of the Series A Preferred Stock and Payment Therefor. Delivery to the Initial Purchasers of and payment for the Series A Preferred Stock shall be made at the office of Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166, at 10:00 A.M., New York City time, on October 30, 2003 (the "Closing Date"). The place of closing for the Series A Preferred Stock and the Closing Date may be varied by agreement between the Initial Purchasers and the Company.

         The Company will deliver the Series A Preferred Stock with transfer taxes thereon duly paid to the Initial Purchasers (or the respective accounts of the Initial Purchasers) in book entry form through the facilities of The Depositary Trust Company ("DTC") for the accounts of the Initial Purchasers against payment of the purchase price therefor by certified or official bank check or checks payable in or wire transfer in immediately available funds; provided, that the amount of such payment shall be reduced by one day's interest on the amount of gross proceeds at the Initial Purchasers' cost of borrowing such funds plus any expenses associated with such payment of immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition to the obligation of the Initial Purchasers hereunder. The Series A Preferred Stock will be evidenced by one or more global certificates in definitive form (the "Global Series A Preferred Stock") and/or by additional definitive securities, and will be registered, in the case of the Global Series A Preferred Stock, in the name of Cede & Co. as nominee of DTC, and in the other cases, in such names and in such denominations as the Initial Purchasers shall request prior to 9:30
A. M., New York City time, on the second business day preceding the Closing Date. The Series A Preferred Stock to be delivered to the

Initial Purchasers shall be made available to the Initial Purchasers in New York City for inspection and packaging not later than 9:30 A.M., New York City time, on the business day preceding the Closing Date.

         5. Agreements of the Company. The Company agrees with each Initial Purchaser as follows:

                  (a) The Company will furnish to the Initial Purchasers, without charge, such number of copies of the Offering Memorandum as may then be amended or supplemented as the Initial Purchasers may reasonably request.

                  (b) The Company will not make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object after being so advised.

                  (c) The Company and each of the Subsidiary Guarantors consent to the use of the Offering Memorandum in accordance with the securities or Blue Sky laws of the jurisdictions in which the Series A Preferred Stock are offered by the Initial Purchasers and by all dealers to whom the Series A Preferred Stock may be sold, in connection with the offering and sale of the Series A Preferred Stock.

                  (d) If, at any time prior to completion of the distribution of the Series A Preferred Stock by the Initial Purchasers to Eligible Purchasers, any event shall occur that in the judgment of the Company, any of the Subsidiary Guarantors or in the opinion of counsel for the Initial Purchasers should be set forth in the Offering Memorandum in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Offering Memorandum in order to comply with any law, the Company will forthwith prepare an appropriate supplement or amendment thereto or such document, and will expeditiously furnish to the Initial Purchasers and dealers a reasonable number of copies thereof.

                  (e) The Company and each of the Subsidiary Guarantors will cooperate with the Initial Purchasers and with their counsel in connection with the qualification of the Series A Preferred Stock for offering and sale by the Initial Purchasers and by dealers under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such qualification; provided, that in no event shall the Company or any of the Subsidiary Guarantors be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Series A Preferred Stock, in any jurisdiction where it is not now so subject.

                  (f) For a period of 180 days from the date of the Offering Memorandum, not to, directly or indirectly, sell, contract to sell, grant any option to purchase, issue any instrument convertible into or exchangeable for, or otherwise transfer or dispose of, the Series A Preferred Stock or any debt securities of the Company or any of its subsidiaries, except
(i) for the Registered Preferred Stock in connection with the Exchange Offer or
(ii) with the prior consent of Lehman Brothers Inc.

                  (g) So long as any of the Series A Preferred Stock, the Registered Preferred Stock or Exchange Notes, as the case may be, are outstanding, the Company will furnish to the Initial Purchasers (i) as soon as available, a copy of each report of the Company furnished to stockholders generally or to holders of the Series A Preferred Stock, the Registered Preferred Stock or Exchange Notes, as the case may be, or filed with or furnished to any stock exchange, regulatory body or the Commission and

(ii) from time to time such other information concerning the Company or the Subsidiary Guarantors as the Initial Purchasers may reasonably request.

                  (h) The Company will apply the net proceeds from the sale of the Series A Preferred Stock to be sold by it hereunder in accordance with the description set forth in the Offering Memorandum under the caption "Use of Proceeds."

                  (i) Except as stated in this Agreement and in the Offering Memorandum, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Series A Preferred Stock to facilitate the sale or resale of the Series A Preferred Stock. Except as permitted by the Act, the Company will not distribute any offering material in connection with the Exempt Resales.

                  (j) The Company will use its best efforts to permit the Series A Preferred Stock to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. relating to trading in the PORTAL Market and to permit the Series A Preferred Stock to be eligible for clearance and settlement through DTC.

                  (k) From and after the Closing Date, so long as any of the Series A Preferred Stock or Exchange Notes are outstanding and are "restricted securities" within the meaning of the Rule 144(a)(3) under the Act or, if earlier, until three years after the Closing Date, and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company and the Subsidiary Guarantors will furnish to holders of the Series A Preferred Stock and prospective purchasers of Series A Preferred Stock designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Act to permit compliance with Rule 144A in connection with resale of the Series A Preferred Stock.

                  (l) The Company and the Subsidiary Guarantors have complied and will comply with all provisions of Florida Statutes Section 517.075 relating to issuers doing business with Cuba.

                  (m) The Company and the Subsidiary Guarantors agree not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Series A Preferred Stock in a manner that would require the registration under the Act of the sale to the Initial Purchasers or the Eligible Purchasers of the Series A Preferred Stock.

                  (n) The Company and the Subsidiary Guarantors agree to comply with all the terms and conditions of the Registration Rights Agreement and all agreements set forth in the representation letters of the Company to DTC relating to the approval of the Series A Preferred Stock by DTC for "book entry" transfer.

                  (o) The Company and the Subsidiary Guarantors agree to cause the Exchange Offer, if available, to be made in the appropriate form, as contemplated by the Registration Rights Agreement, to permit registration of the Registered Preferred Stock to be offered in exchange for the Series A Preferred Stock (including registration of the Exchange Notes and the Subsidiary Guarantees) and to comply with all applicable federal and state securities laws in connection with the Registered Exchange Offer.

                  (p) The Company and the Subsidiary Guarantors agree that prior to any registration of the Exchange Notes pursuant to the Registration Rights Agreement, or at such earlier time as may be required, the Indenture shall be qualified under the Trust Indenture Act and any necessary supplemental indentures will be entered into in connection therewith.

                  (q) The Company and the Subsidiary Guarantors will not voluntarily claim, and will resist actively all attempts to claim, the benefit of any usury laws against holders of the Exchange Notes, if Exchange Notes are issued.

                  (r) The Company will take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "Investment Company" within the meaning of the Investment Company Act of 1940, as amended.

                  (s) The Company shall execute the Certificate of Designations and file it with the Delaware Secretary of State prior to the Closing Date.

                  (t) The Company and the Subsidiary Guarantors will do and perform all things required or necessary to be done and performed under this Agreement by them prior to the Closing Date, and to satisfy all conditions precedent to the Initial Purchasers' obligations hereunder to purchase the Series A Preferred Stock.

         6. Expenses. The Company agrees: whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Offering Memorandum (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto,
(ii) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, the Certificate of Designations, the Registration Rights Agreement, the Exchange Notes Indenture, all Blue Sky Memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith and with the Exempt Resales (including fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky Memoranda), (iii) the issuance, sale and delivery by the Company of the Series A Preferred Stock, including any transfer or other taxes payable thereon,
(iv) the costs and charges of the transfer agent and registrar for the Series A preferred stock and the indenture trustee for the Exchange Notes, (v) the qualification of the Series A Preferred Stock for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees and disbursements of your counsel relating to such registration or qualification), (vi) furnishing such copies of the Offering Memorandum, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the Exempt Resales, (vii) the preparation of certificates for the Series A Preferred Stock (including, without limitation, printing and engraving thereof), (viii) the fees, disbursements and expenses and listing fees in connection with the application for quotation of the Series A Preferred Stock in the PORTAL Market, (ix) all fees and expenses (including fees and expenses of counsel) of the Company in connection with approval of the Series A Preferred Stock by DTC for "book-entry" transfer, (x) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Series A Preferred Stock, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (xi) the performance by the Company and the Subsidiary Guarantors of their other obligations under this

Agreement; provided that, except as provided in this Section 6 and in Section 10, each Initial Purchaser shall pay its own costs and expenses, including the costs and expenses of its counsel and any transfer taxes on the Series A Preferred Stock which it may sell.

         7. Conditions of Initial Purchasers' Obligations. The respective obligations of the Initial Purchasers hereunder are subject to the accuracy, when made and on the Closing Date, of the representations and warranties of the Company contained herein, to the performance by the Company and the Subsidiary Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Initial Purchasers shall not have discovered and disclosed to the Company on or prior to the Closing Date that the Offering Memorandum or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Clifford Chance US LLP, counsel for the Initial Purchasers, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                  (b) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Series A Preferred Stock, the Registration Rights Agreement and the Offering Memorandum, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Initial Purchasers, and the Company and the Subsidiary Guarantors shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (c) Kaye Scholer LLP shall have furnished to the Initial Purchasers its written opinion, as counsel to the Company, addressed to the Initial Purchasers and dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect that:

                           (i)      The Company and each of its Significant
Subsidiaries are validly existing in good standing under the laws of their respective jurisdictions of incorporation, each is duly qualified to do business and are in good standing as a foreign corporation in each jurisdiction set forth in an attachment to such opinion;

                           (ii)     The Company has an authorized capitalization
as set forth in or incorporated by reference in the Offering Memorandum, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained or incorporated by reference in the Offering Memorandum; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims and none of such shares of capital stock was issued in violation of preemptive or other similar rights arising by operation of the Delaware General Corporation Law, under the charter and bylaws of the Company or under any agreement known to such counsel to which the Company or any subsidiary is a party, as set forth in an attachment to such opinion;

                           (iii)    The shares of Series A Preferred Stock to be
delivered on the Closing Date and the Registered Preferred Stock to be issued pursuant to the Exchange Offer have been duly and validly authorized, and the shares of Series A Preferred Stock to be delivered on the Closing Date have been duly and validly issued, fully paid and nonassessable, have not been issued in violation of or subject to any preemptive or similar rights arising under the charter or bylaws of the Company or under any agreement known to such counsel to which the Company or any subsidiary is a party, and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except that certain of the remedies therein contained may not be enforceable or be subject to available defenses and procedural requirements which are not necessarily reflected therein. The form of stock certificate used to represent the shares of Series A Preferred Stock is in due and proper form and complies with the Delaware General Corporation Law;

                           (iv)     When the shares of Series A Preferred Stock
are issued and delivered pursuant to the Agreement, such Series A Preferred Stock will not be of the same class (within the meaning of Rule 144A under the Act) as securities of the Company that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated inter-dealer quotation system;

                           (v)      No registration under the Act of the Series
A Preferred Stock is required for the sale of the Series A Preferred Stock to you as contemplated hereby or for the Exempt Resales (assuming (i) that the Eligible Purchasers who buy the Series A Preferred Stock in the Exempt Resales are QIBs or persons who acquire the Series A Preferred Stock in an "offshore transaction" and is not a "U.S. Person" (within the meaning of Regulation S under the Act) and (ii) the accuracy of your representations and those of the Company regarding the absence of general solicitation in connection with the Exempt Resales contained herein;

                           (vi)     The Series A Preferred Stock conforms in all
material respects to the descriptions thereof contained in the Offering Memorandum and the Certificate of Designations. The Certificate of Designations and the Registration Rights Agreement conform in all material respects to the respective description thereof contained in the Offering Memorandum. The forms of Exchange Notes and Subsidiary Guarantees conform in all material respects to the descriptions thereof contained in the Offering Memorandum and the Exchange Notes Indenture. The Exchange Notes Indenture conforms in all material respects to the description thereof contained in the Offering Memorandum;

                           (vii)    The Certificate of Designations has been
duly authorized by all necessary corporate and stockholder action and has been duly executed by the Company, filed with and accepted for record by, the Secretary of State of the State of Delaware;

                           (viii)   To the best of such counsel's knowledge and
other than as set forth in the Offering Memorandum (including by incorporation by reference), there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a Material Adverse Effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (ix)     To the best of such counsel's knowledge, no
order or decree preventing the use of the Offering Memorandum, or any order asserting that the transactions contemplated by this Agreement are subject to the registration requirements of the Act, has been issued and no proceeding for that purpose has commenced, is pending or is threatened by the Commission;

                           (x)      The statements contained in the Offering
Memorandum under the captions "Risk Factors--Risks Related to the Series A Preferred Stock, the Exchange Notes and this Offering--Actual or constructive distributions with respect to our Series A preferred stock and exchange notes may lead to unplanned deemed dividend income and original issue discount"; "-- Corporate holders of the Series A preferred stock will not continue to be eligible for the dividends-received deduction after a certain time"; "--A court could subordinate or void the subsidiary guarantees of the exchange notes in circumstances of a fraudulent transfer under federal or state laws"; "-- A court may void the issuance of the exchange notes in circumstances of a fraudulent transfer under federal or state laws;" "-- Risk Factors--Risks Related to our Business--Our business depends on maintaining our FCC licenses. We cannot assure you that we will be able to maintain these licenses"; "--We may face regulatory review for additional acquisitions in our existing markets and, potentially, new markets"; "Description of Business--Antitrust"; "Description of Business--Federal Regulation of Radio Broadcasting"; "Description of Indebtedness"; "Description of Capital Stock"; "Description of Business--FCC Licenses"; "Description of Business--Environmental Matters"; "Description of Business--Legal Proceedings"; " Description of Capital Stock"; "Description of Indebtedness"; "Description of Business--Recent Developments"; "Description of the Series A Preferred Stock and Exchange Notes"; "Certain Material U.S. Federal Income Tax Consequences"; "ERISA Considerations"; and the statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended
December 29, 2002 under the captions "Executive Compensation--Employment Agreement and Arrangements"; "Executive Compensation--Stock Plans"; "Executive Compensation--401(K) Plan"; and "Executive Compensation--Limitation on Directors' and Officers' Liability"; insofar as they describe contracts, agreements or other legal documents or they describe federal statutes, rules and regulations, constitute a fair summary thereof;

                           (xi)     The Company's SEC Reports that are
incorporated by reference into the Offering Memorandum (after giving effect to any amendments thereof) at the time they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act; provided that such counsel need not express an opinion as to financial statements or schedules included therein or required to be included therein;

                           (xii)    To the best of such counsel's knowledge,
there are no contracts, arrangements or other documents which are required to be described in or filed as exhibits to the Company's SEC Reports which have not been so described or filed;

                           (xiii)   This Agreement has been duly authorized,
executed and delivered by the Company and the Subsidiaries identified on the signature pages hereto, and each of the other documents relating to this Agreement to which the Company or any of its subsidiaries is a party has been duly authorized, executed and delivered by the Company and each such subsidiary as the case may be;

                           (xiv)    The Company has the requisite corporate
power and authority to enter into the Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by the Company and, when executed and delivered by the Company in accordance with the terms hereof and will be validly executed and delivered and (assuming the due execution and delivery thereof by you) will be the legally valid and binding obligation of the Company in accordance with the terms hereof, enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and except that certain of the remedies therein contained may not be enforceable or be subject to available defenses and procedural requirements which are not necessarily reflected therein;

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

                           (xv)     The Exchange Notes Indenture, the Exchange
Notes and the Subsidiary Guarantees have been duly and validly authorized by the Company and the Subsidiary Guarantors.

                           (xvi)    The issue and sale of the shares of Series A
Preferred Stock being delivered on the Closing Date by the Company pursuant to this Agreement and the execution, delivery and compliance by the Company and the Subsidiary Guarantors with all of the provisions of this Agreement, the Certificate of Designations, the Registration Rights Agreement, the Series A Preferred Stock, the Registered Preferred Stock and each of the other documents to be entered into in connection with the consummation of the transactions contemplated hereby, thereby and in the Offering Memorandum (including the issuance and sale of the Series A Preferred Stock and the use of proceeds from the sale of the Series A Preferred Stock as described under the caption "Use of Proceeds") and the Exchange Offer Registration Statement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement, license (including FCC Licenses (as hereinafter defined)) or instrument known to such counsel (as set forth in an attachment to such opinion) to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter, certificate of designation, by-laws or similar governing document of the Company or any of its subsidiaries or any New York or federal statute, rule or regulation (including the Federal Communications Laws (as hereinafter defined)) or any order, judgment or decree known to such counsel; and, except for the filing of the Certificate of Designations with the Secretary of State of the State of Delaware and except for the registration of the Registered Preferred Stock under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Series A Preferred Stock by the Initial Purchasers, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (including pursuant to the Communications Act of 1934, as amended and the rules, regulations and administrative orders promulgated thereunder (collectively, the "Federal Communications Laws")) is required for the execution, delivery and performance of this Agreement, the Certificate of Designations, the Registration Rights Agreement or any of the other documents to be entered into in connection with this Agreement by the Company and the Subsidiary Guarantors and the consummation of the transactions contemplated hereby or thereby, including the issuance, sale and delivery of the Series A Preferred Stock to be issued, sold and delivered by the Company hereunder and the issuance of the Registered Preferred Stock pursuant to the Exchange Offer;

                           (xvii)   Except as to the shares of the Company's
common stock issuable upon exercise of the Church Warrants and except as otherwise described (including by incorporation by reference) in the Offering Memorandum, to the best of such counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Exchange Offer Registration Statement or in any securities being registered pursuant to any statement filed by the Company under the Act;

                           (xviii)  The Company and its subsidiaries are the
holders of the FCC licenses listed in an attachment to such opinion (the "FCC Licenses"), all of which are in full force and effect, for the term specified therein, the FCC Licenses have no material conditions, restrictions or qualifications other than as described in the Offering Memorandum, and to such counsel's knowledge, such FCC

Licenses constitute all of the licenses for the Company and the subsidiaries to operate their radio stations as described in the Offering Memorandum;

                           (xix)    There are no published or, to such counsel's
knowledge, unpublished FCC orders, decrees or rulings outstanding against the Company or any of its subsidiaries or any pending or threatened actions, suits or proceedings against the Company or any of its subsidiaries by or before the FCC that seek to revoke, or if determined adversely to the Company or any of its subsidiaries, would have a material adverse effect on the Company and its subsidiaries taken as a whole or would result in a revocation or nonrenewal of, any of the FCC Licenses, other than as disclosed in the Offering Memorandum, including by incorporation by reference;

                           (xx)     Neither the Company nor any subsidiary is an
"investment company" as defined in the Investment Company Act of 1940, as amended.

                           (xxi)    Each of (i) the asset purchase agreement
dated November 2, 2000 and as amended on March 13, 2002 and February 8, 2002 between the Company and the International Church of the FourSquare Gospel relating to the acquisition of radio station KXOL-FM, (ii) the asset purchase agreement dated September 18, 2003 between the Company and Border Media Partners LLC relating to the Company's sale of assets of its radio stations KLEY-FM and KSAH-AM, (iii) the asset purchase agreement dated October 2, 2003 between the Company and 3 Point Media - San Francisco, LLC relating to the Company's sale of assets of its radio station KPTI-FM, and (iv) the commitment letter dated October 8, 2003 among the Company and the other parties thereto relating to the senior secured credit facilities (each being a "Transaction Agreement") to such counsel's knowledge has not been amended or modified since its date, is in full force and effect and constitutes a legal, valid and binding agreement, enforceable in accordance with its terms, of the Company and, to such counsel's knowledge, of each other party thereto, and to such counsel's knowledge neither the Company nor any other party to such Transaction Agreement is in violation or breach of or default thereunder (or with notice or lapse of time or both, would constitute such a violation, breach or default). To such counsel's knowledge, there is no condition to the completion of the transactions contemplated by the Transaction Agreements that is required under such Transaction Agreement to be satisfied at or prior to closing and which cannot or will not be satisfied.

         In rendering such opinion, such counsel may state its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware. In rendering such opinion, such counsel may rely as to matters involving the application of the laws of Puerto Rico to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to counsel to the Initial Purchasers) of other counsel reasonably acceptable to counsel to the Initial Purchasers, and familiar with the applicable laws. Such opinion shall also include a statement to the effect (but in form and substance satisfactory to the Initial Purchasers) that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Offering Memorandum, and
(y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that, as of its date and as of the date of such opinion, the Offering Memorandum (including the documents incorporated by reference therein, but excluding the financial statements and financial schedules and other financial data included or incorporated by reference therein) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Offering Memorandum (including the documents incorporated by reference therein, but excluding the financial statements and financial schedules and other financial data included or incorporated by reference therein) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum except as set forth in clause (x) above, insofar as such statements relate to legal matters.

                  (d) The Initial Purchasers shall have received from Clifford Chance US LLP, counsel for the Initial Purchasers, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Series A Preferred Stock, the Offering Memorandum and other related matters as the Initial Purchaser may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (e) At the time of execution of this Agreement, the Initial Purchasers shall have received from KPMG LLP a letter, in form and substance satisfactory to the Initial Purchasers, addressed to the Initial Purchasers and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated by reference in the Offering Memorandum, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                  (f) With respect to the letter of KPMG LLC referred to in the preceding paragraph and delivered to the Initial Purchasers concurrently with the execution of this Agreement (the "initial letter"), the Company shall have furnished to the Initial Purchasers a letter (the "bring-down letter") of such accountants, addressed to the Initial Purchasers and dated such Closing Date (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given or incorporated by reference in the Offering Memorandum, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (g) The Company shall have furnished to the Initial Purchasers a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                           (i)      The representations, warranties and
agreements of the Company in Section 2 are true and correct as of the Closing Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Section 7(h) and (i) have been fulfilled;

                           (ii)     No default or event of default with respect
to any Indebtedness (as such term is defined in the Certificate of Designations) exists or will exist as a result of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby and each of the Company and its subsidiaries has duly performed or observed all material obligations, agreements, covenants or conditions contained in any contract, indenture, mortgage, agreement or instrument relating to any Indebtedness, including without limitation the indenture relating to the Existing Notes; and

                           (iii)    They have carefully examined the Offering
Memorandum (including the documents incorporated by reference therein) and, in their opinion (A) as of its date, the Offering Memorandum (including the documents incorporated by reference therein) did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since its date no event has occurred which should have been set forth in a supplement or amendment to the Offering Memorandum.

                  (h) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Memorandum (i) any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Memorandum or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Memorandum, the effect of which, in any such case described in clause (i) or
(ii), is, in the judgment of the Initial Purchasers, so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Series A Preferred Stock being delivered on the Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

                  (i) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (j) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Initial Purchasers, impracticable or inadvisable to proceed with the offering or delivery of the Series A Preferred Stock being delivered on such Closing Date on the terms and in the manner contemplated in the Offering Memorandum.

         All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

         8.       Indemnification and Contribution.

                  (a) The Company, and each of the Significant Subsidiaries, jointly and severally, shall indemnify and hold harmless each Initial Purchaser, its officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Series A Preferred Stock and the Exempt Resales), to which that Initial Purchaser, officer, employee or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon,
(i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Offering Memorandum (including the documents incorporated by reference therein) or in any amendment or supplement thereto; (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Series A Preferred Stock ("Marketing Material"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically, or (C) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Series A Preferred Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in the Offering Memorandum, (including the documents incorporated by reference therein) or in any amendment or supplement thereto, in the Marketing Materials, or in any Blue Sky Application, of any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Initial Purchasers in connection with, or relating in any manner to, the Series A Preferred Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Significant Subsidiaries shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Initial Purchasers through their gross negligence or willful misconduct), and shall reimburse the Initial Purchasers and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by each Initial Purchaser, its officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Significant Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in Offering Memorandum, or in any such amendment or supplement, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Company or the Significant Subsidiaries may otherwise have to any Initial Purchaser or to any officer, employee or controlling person of that Initial Purchaser.

                  (b) Each Initial Purchaser, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in the Offering Memorandum or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Offering Memorandum or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Initial Purchaser furnished to the Company by or on behalf of that Initial Purchaser specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Initial Purchaser may otherwise have to the Company or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided farther, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Initial Purchasers shall have the right to employ counsel to represent jointly the Initial Purchasers and the Initial Purchasers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Initial Purchasers against the Company or the Significant Subsidiaries under this Section 8 if, in the reasonable judgment of the Initial Purchasers, it is advisable for the Initial Purchasers and those officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or the Significant Subsidiaries. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Significant Subsidiaries on the one hand and the Initial Purchasers on the other from the offering of the Series A Preferred Stock or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Significant Subsidiaries, on the one hand and the Initial Purchasers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Significant Subsidiaries, on the one hand and the Initial Purchasers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Series A Preferred Stock purchased under this Agreement (before deducting expenses) received by the Company and the Significant Subsidiaries on the one hand, and the total underwriting discounts and commissions received by the Initial Purchasers with respect to the Series A Preferred Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Series A Preferred Stock under this Agreement, in each case as set forth in the Offering Memorandum. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Significant Subsidiaries or the Initial Purchasers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. For purposes of the preceding two sentences, the net proceeds deemed to be received by the Company shall be deemed to be also for the benefit of the Significant Subsidiaries and information supplied by the Company shall also be deemed to have been supplied by the Significant Subsidiaries. The Company and the Significant Subsidiaries and the Initial Purchasers agree that it would not be just and equitable if contributions pursuant to this Section 8 were to be determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this
Section 8 shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Series A Preferred Stock purchased by it and sold in accordance with this Agreement exceeds the amount of any damages which such Initial Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchaser's obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) Each Initial Purchaser confirms and the Company acknowledges that the statements with respect to the offering of the Series A Preferred Stock by the Initial Purchaser set forth on the "Plan of Distribution" in the Offering Memorandum are correct and constitute the only information concerning such Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchaser specifically for inclusion in the Offering Memorandum.

         9. Termination. The obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers by notice given to and received by the Company prior to delivery of and payment for the Series A Preferred Stock if, prior to that time, any of the events described in Sections 7(h), 7(i) or 7(k), shall have occurred or if the Initial Purchasers shall decline to purchase the Series A Preferred Stock for any reason permitted under this Agreement.

         10. Reimbursement of Initial Purchasers' Expenses. If the Company shall fail to tender the Series A Preferred Stock for delivery to the Initial Purchasers by reason of any failure, refusal or inability on the part of the Company to perform any agreement on its part to be performed, or because any other condition of the obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase of the Series A Preferred Stock, and upon demand the Company shall pay the full amount thereof to the Initial Purchasers.

         11. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the Initial Purchasers, shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser c/o Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019, Attention:
Stephen Mehos (Fax: 646-758-4477), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, New York, NY 10022;


                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Memorandum, Attention: Raul Alarcon, Jr. (Fax: (305) 444-2179) with a copy to William E. Wallace, Esq. (Fax: (212) 836-7152); provided, however, that any notice to an Initial Purchaser pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Initial Purchaser at its address set forth in its acceptance telex to the Initial Purchaser, which address will be supplied to any other party hereto by the Initial Purchaser upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchasers by Lehman Brothers Inc.

         12. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company, and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control any Initial Purchaser within the meaning of Section 15 of the Act and (B) the indemnity agreement of the Initial Purchasers contained in Section 8(b) of this Agreement shall be deemed to be for the benefit of directors of the Company and any person controlling the Company within the meaning of Section 15 of the Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 12, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

         13. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Subsidiary Guarantor, the Significant Subsidiaries and the Initial Purchasers contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Series A Preferred Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

         14. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         15. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

                [Remainder of this page intentionally left blank]

         If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                        SPANISH BROADCASTING SYSTEM, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                            Name:  JOSEPH A. GARCIA
                                            Title: EXEC. VP & CFO

                                        SPANISH BROADCASTING SYSTEM, INC.
                                        (a New Jersey corporation)

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                            Name:  JOSEPH A. GARCIA
                                            Title: EXEC. VP & CFO

                                        SPANISH BROADCASTING SYSTEM OF
                                        GREATER MIAMI, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                            Name:  JOSEPH A. GARCIA
                                            Title: EXEC. VP & CFO

                                        SPANISH BROADCASTING SYSTEM OF
                                        ILLINOIS, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                            Name:  JOSEPH A. GARCIA
                                            Title: EXEC. VP & CFO

                                        SPANISH BROADCASTING SYSTEM
                                        FINANCE CORPORATION

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                            Name:  JOSEPH A. GARCIA
                                            Title: EXEC. VP & CFO

         If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                     SPANISH BROADCASTING  SYSTEM OF
                                     PUERTO RICO, INC. (a Delaware corporation)

                                     By: /s/ Joseph A. Garcia
                                         -----------------------------------
                                          Name:  JOSEPH A. GARCIA
                                          Title: EXEC. VP & CFO

                                     SPANISH BROADCASTING SYSTEM OF PUERTO
                                     RICO, INC. (a Puerto Rico corporation)

                                     By: /s/ Joseph A. Garcia
                                         -----------------------------------
                                          Name:  JOSEPH A. GARCIA
                                          Title: EXEC. VP & CFO

                                     SPANISH BROADCASTING SYSTEM OF
                                     FLORIDA, INC.

                                     By: /s/ Joseph A. Garcia
                                         -----------------------------------
                                          Name:  JOSEPH A. GARCIA
                                          Title: EXEC. VP & CFO

                                     SBS OF GREATER NEW YORK, INC.

                                     By: /s/ Joseph A. Garcia
                                         -----------------------------------
                                          Name:  JOSEPH A. GARCIA
                                          Title: EXEC. VP & CFO

                                     WPAT LICENSING, INC.

                                     By: /s/ Joseph A. Garcia
                                         -----------------------------------
                                          Name:  JOSEPH A. GARCIA
                                          Title: EXEC. VP & CFO

         If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                        SPANISH BROADCASTING  SYSTEM
                                        HOLDING COMPANY

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

                                        SPANISH BROADCASTING SYSTEM
                                        SOUTHWEST, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

                                        SPANISH BROADCASTING SYSTEM OF
                                        SAN ANTONIO, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

                                        ALARCON HOLDINGS, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

                                        SPANISH BROADCASTING SYSTEM OF
                                        CALIFORNIA, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

         If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                        SPANISH BROADCASTING SYSTEM
                                        NETWORK, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

                                        SPANISH BROADCASTING SYSTEM-SAN
                                        FRANCISCO, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

                                        SBS FUNDING, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

                                        SBS PROMOTIONS, INC.

                                        By: /s/ Joseph A. Garcia
                                            -----------------------------------
                                             Name:
                                             Title:

         If the foregoing correctly sets forth the agreement between the Company and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

Accepted:
LEHMAN BROTHERS INC.

By LEHMAN BROTHERS INC.

By: /s/ Alexander Sade
    -----------------------------------
        Authorized Representative

MERRILL LYNCH, PIERCE, FENNER
   & SMITH INCORPORATED

By MERRILL LYNCH, PIERCE, FENNER
    & SMITH INCORPORATED

By: /s/ Todd Bernick
    -----------------------------------
        Authorized Representative

DEUTSCHE BANK SECURITIES INC.

By DEUTSCHE BANK SECURITIES INC.

By: /s/ Blair D. Faulstich
    ----------------------------------
         Authorized Representative
            BLAIR D. FAULSTICH

By: /s/ Jeffrey S. Amling
    ----------------------------------
            Jeffrey S. Amling

                                   SCHEDULE I

                                                          Number of Shares
                   Initial Purchaser                       to be Purchased
                   -----------------                      ----------------
Lehman Brothers Inc. ...................................       52,500
Merrill Lynch, Pierce, Ferner & Smith Incorporated......       15,000
Deutsche Bank Securities Inc. ..........................        7,500

Total...................................................       75,000

The initial offering price of the shares of Series A preferred stock shall be $100% liquidation preference per share.

The purchase price to be paid by the Initial Purchasers for the shares of Series A preferred stock shall be 96.75% of the liquidation preference per share.

The dividend rate on the shares of Series A preferred stock shall be 10 3/4% per annum.

                                    Exhibit A

                            Significant Subsidiaries

Spanish Broadcasting System of Greater Miami, Inc.
Spanish Broadcasting System of Illinois, Inc.
Spanish Broadcasting System, Inc. (New Jersey)
Spanish Broadcasting System of Florida, Inc.
SBS of Greater New York, Inc.
WPAT Licensing, Inc.
Spanish Broadcasting System of Puerto Rico, Inc. (Delaware)
Spanish Broadcasting System Holding Company, Inc.
Spanish Broadcasting System of Puerto Rico, Inc. (Puerto Rico)